UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 17, 2012

Date of Report (Date of earliest event reported)

SAFETY INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50070	13-4181699
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Custom House Street, Boston, Massachusetts 02110

(Address of principal executive offices including zip code)

(617) 951-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2012, Safety Insurance Group, Inc. (the “Company”) and all of its executive officers entered into an amendment with respect to their respective employment agreements.  The amendment amends the employment agreement to eliminate automatic renewals and to provide instead for annual renewals upon formal action by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), and the executive’s willingness to continue employment, and to eliminate gross-up payments due if an excise tax is payable under Section 4999 of the Internal Revenue Code of 1986, as amended (excess parachute payment).  The foregoing summary description of the amendment is not intended to be complete and is qualified in its entirety by reference to the complete text of the amendments that are filed as exhibit(s) to this report.

The amendments to the employment agreements of the Company’s executives are among several changes considered by the Committee at its November 2, 2012 meeting as part of its ongoing evaluation of our general and executive compensation programs in response to our shareholder’s say-on-pay vote.  Other changes tentatively approved at the meeting, subject to final adoption by either the Committee or the Board, are intended to better align short- and long-term incentives with increasing shareholder value and to implement best pay practices, as more fully described below.

1.  Performance-Based Equity Awards

Beginning in 2013, under the performance share plan (the “2013 PSP”), performance-based equity awards will be granted to executive officers and certain other members of our senior management team in order to place additional emphasis on creating long-term shareholder value.  The performance-based equity awards will be in the form of restricted stock with performance-based vesting issued under the Safety Insurance Group, Inc. 2002 Management Omnibus Incentive Plan, as amended (the “Equity Plan”), which was previously approved by our shareholders.  The restricted stock will cliff-vest after a three-year period based on the achievement of target performance tied to the Company’s total shareholder return (TSR) and combined ratio (i.e., loss ratio plus expense ratio) during such period.  The performance-based restricted stock granted under our 2013 PSP will not be in addition to our existing grants of time-based equity awards.  Rather, the performance-based restricted stock will change the overall mix of our long-term incentive program so that 55% of our equity awards will have performance-based vesting while the remaining 45% will continue to have time-based vesting.

2.  Amendments to Equity Plan

The Committee has indicated that it will recommend that the Board amend the Equity Plan to prohibit share recycling and share repricing without shareholder approval.  In addition, future grants under the Equity Plan will no longer automatically vest upon a change of control, unless the award recipient’s employment is terminated in connection therewith.  In other words, future awards will have “double trigger” rather than “single trigger” vesting acceleration.

3.  Recoupment Policy

The Committee has determined that it will develop and adopt a recoupment (clawback) policy providing that incentive compensation awarded to an executive officer (including a named executive officer) under any of the Company’s incentive compensation plans may be recouped by the Company in the event of an accounting restatement during a three-year period (as a result of erroneous data) or material fraud, misstatement, or misconduct by the recipient of such award.

4.  Director Stock Ownership Guidelines

The Committee believes it is generally desirable for directors to own shares of the Company’s stock.  By becoming equity owners, the Directors assume a personal stake in the success or failure of the Company and it aligns their financial interests with the long-term shareholders of the Company.  The Committee will recommend that the Board adopt a Director stock ownership policy similar to the one that already applies to the Company’s executive officers. Under the policy, Directors are expected to own shares of the Company’s stock having a value at least equal to four times the annual retainer fees for Directors.  The policy provides a five-year phase-in period.  The Board believes that this policy helps to align the interests of the Directors with those of the Company’s shareholders.  All of the Directors on the Board currently meet the proposed policy, and shares issued to Directors in connection with equity awards cannot be sold until the recipient is no longer a member of our Board.

The changes to the Company’s executive compensation programs, as described above, are being finalized for future approval by the Committee or the Board, as appropriate.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and David F. Brussard, as of December 31, 2008, incorporated herein by reference to Exhibit 10.1 of the Registrant’s Form 8-K filed December 31, 2008.

10.2

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and William J. Begley, Jr., as of December 31, 2008, incorporated herein by reference to Exhibit 10.2 of the Registrant’s Form 8-K filed December 31, 2008.

10.3

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Daniel D. Loranger, as of December 31, 2008, incorporated herein by reference to Exhibit 10.3 of the Registrant’s Form 8-K filed December 31, 2008.

10.4

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Edward N. Patrick, Jr., as of December 31, 2008, incorporated herein by reference to Exhibit 10.4 of the Registrant’s Form 8-K filed December 31, 2008.

10.5

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and David E. Krupa, as of December 31, 2008, incorporated herein by reference to Exhibit 10.5 of the Registrant’s Form 8-K filed December 31, 2008.

10.6

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Robert J. Kerton, as of December 31, 2008, incorporated herein by reference to Exhibit 10.15 of the Registrant’s Form 10-K for the year ended December 31, 2008, as filed March 13, 2009.

10.7

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and James D. Berry, as of December 31, 2008, incorporated herein by reference to Exhibit 10.25 of the Registrant’s Form 10-K for the year ended December 31, 2008, as filed March 13, 2009.

10.8

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and George M. Murphy, as of December 31, 2008, incorporated herein by reference to Exhibit 10.26 of the Registrant’s Form 10-K for the year ended December 31, 2008, as filed March 13, 2009.

10.9	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and David F. Brussard, as of December 17, 2012, filed herewith.
10.10	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and William J. Begley, Jr., as of December 17, 2012, filed herewith.
10.11	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Daniel D. Loranger, as of December 17, 2012, filed herewith.
10.12	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Edward N. Patrick, Jr., as of December 17, 2012, filed herewith.
10.13	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and David E. Krupa, as of December 17, 2012, filed herewith.
10.14	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Robert J. Kerton, as of December 17, 2012, filed herewith.
10.15	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and James D. Berry, as of December 17, 2012, filed herewith.
10.16	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and George M. Murphy, as of December 17, 2012, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Insurance Group, Inc.
(Registrant)

Date:	December 20, 2012

		By:	/s/ WILLIAM J. BEGLEY, JR.
William J. Begley, Jr.
V.P., Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and David F. Brussard, as of December 31, 2008, incorporated herein by reference to Exhibit 10.1 of the Registrant’s Form 8-K filed December 31, 2008.

10.2

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and William J. Begley, Jr., as of December 31, 2008, incorporated herein by reference to Exhibit 10.2 of the Registrant’s Form 8-K filed December 31, 2008.

10.3

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Daniel D. Loranger, as of December 31, 2008, incorporated herein by reference to Exhibit 10.3 of the Registrant’s Form 8-K filed December 31, 2008.

10.4

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Edward N. Patrick, Jr., as of December 31, 2008, incorporated herein by reference to Exhibit 10.4 of the Registrant’s Form 8-K filed December 31, 2008.

10.5

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and David E. Krupa, as of December 31, 2008, incorporated herein by reference to Exhibit 10.5 of the Registrant’s Form 8-K filed December 31, 2008.

10.6

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Robert J. Kerton, as of December 31, 2008, incorporated herein by reference to Exhibit 10.15 of the Registrant’s Form 10-K for the year ended December 31, 2008, as filed March 13, 2009.

10.7

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and James D. Berry, as of December 31, 2008, incorporated herein by reference to Exhibit 10.25 of the Registrant’s Form 10-K for the year ended December 31, 2008, as filed March 13, 2009.

10.8

Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and George M. Murphy, as of December 31, 2008, incorporated herein by reference to Exhibit 10.26 of the Registrant’s Form 10-K for the year ended December 31, 2008, as filed March 13, 2009.

10.9	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and David F. Brussard, as of December 17, 2012, filed herewith.
10.10	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and William J. Begley, Jr., as of December 17, 2012, filed herewith.
10.11	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Daniel D. Loranger, as of December 17, 2012, filed herewith.

10.12	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Edward N. Patrick, Jr., as of December 17, 2012, filed herewith.
10.13	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and David E. Krupa, as of December 17, 2012, filed herewith.
10.14	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and Robert J. Kerton, as of December 17, 2012, filed herewith.
10.15	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and James D. Berry, as of December 17, 2012, filed herewith.
10.16	Amendment No. 1 to the Amended and Restated Employment Agreement by and between Safety Insurance Group, Inc. and George M. Murphy, as of December 17, 2012, filed herewith.